Filed pursuant to Rule 497(e)

File Nos. 333-169226 and 811-22468

ASHMORE FUNDS

Supplement dated May 23, 2016

to the Statutory Prospectus and Statement of Additional Information (“SAI”)

for Class A, Class C and Institutional Class Shares of Ashmore Emerging Markets Growth Fund

Each dated February 29, 2016 (as revised May 2, 2016)

The following information supplements and supersedes any information to the contrary relating to Ashmore Emerging Markets Growth Fund (the “Fund”), a series of Ashmore Funds (the “Trust”), contained in the Fund’s Prospectus and SAI dated February 29, 2016 (as revised May 2, 2016).

As of May 23, 2016, the Fund is not available for purchase by any new investor, and shareholders of other series of the Trust will not be permitted to exchange any of their shares for shares of the Fund.

The Fund reserves the right to modify this policy at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE